Exhibit 99.1
IPMT Reports Second Quarter Results

August 21, 2006
iPayment, Inc.
Consolidated Statements of Operations
(in thousands)

	Period from	Period from	Three months
	May 11 to	April 1 to	ended June 30,
	June 30, 2006	May 10, 2006	2006
	Successor	Predecessor	Combined (1)
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$107,549	$81,613	$189,162

Interchange	62,389	47,346	109,735
Other costs of services	32,424	24,656	57,080
Selling, general and administrative	2,322	8,800	11,122

Total operating expenses	97,135	80,802	177,937

Income from operations	10,414	811	11,225
Other expense:
Interest expense, net	8,602	3,380	11,982
Other	1,956	5,850	7,806

Income (loss) before income taxes and minority interest	(144)	(8,419)	(8,563)
Income tax provision (benefit)	(77)	(1,475)	(1,552)
Minority interest in equity of consolidated subsidiaries	193	173	366

Net income (loss)	$126	$(6,771)	$(6,645)

	Period from	Period from	Six months
	May 11 to	January 1 to	ended June 30,
	June 30, 2006	May 10, 2006	2006
	Successor	Predecessor	Combined (1)
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$107,549	$252,514	$360,063

Interchange	62,389	145,459	207,848
Other costs of services	32,424	78,006	110,430
Selling, general and administrative	2,322	13,420	15,742

Total operating expenses	97,135	236,885	334,020

Income from operations	10,414	15,629	26,043
Other expense:
Interest expense, net	8,602	5,229	13,831
Other	1,956	6,729	8,685

Income before income taxes and minority interest	(144)	3,671	3,527
Income tax provision	(77)	3,343	3,266
Minority interest in equity of consolidated subsidiaries	193	522	715

Net income	$126	$850	$976

(1) — Represents aggregate Successor and Predecessor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of the Predecessor and Successor results.
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IPMT Reports Second Quarter Results

August 21, 2006
iPayment, Inc.
Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2006	2005
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$189	$1,023
Accounts receivable, net	20,778	22,718
Prepaid expenses and other	2,934	2,549

Total current assets	23,901	26,290

Restricted cash	1,094	3,090
Property and equipment, net	3,485	2,907
Intangible assets, net	246,653	192,343
Goodwill, net	488,205	105,178
Deferred tax assets	—	5,757
Other assets	19,684	5,416

Total assets	$783,022	$340,981

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$4,400	$1,697
Income taxes payable	—	4,697
Accrued liabilities and other	17,729	24,575
Current portion of long-term debt	5,241	—

Total current liabilities	27,370	30,969

Minority interest in (deficit) equity of consolidated subsidiaries	(360)	431
Deferred tax liabilities	16,373	—
Long-term debt, net of current portion	718,508	100,228

Total liabilities	761,891	131,628

Stockholders’ equity:
Common stock	19,602	155,870
Deferred compensation	—	(3,413)
Accumulated other comprehensive gain	1,403	—
Retained earnings	126	56,896

Total stockholders’ equity	21,131	209,353

Total liabilities and stockholders’ equity	$783,022	$340,981

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IPMT Reports Second Quarter Results

August 21, 2006
iPayment, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Period from	Period from	Six months
	May 11 to	January 1 to	ended June 30,
	June 30, 2006	May 10, 2006	2006
	Successor	Predecessor	Combined (1)
	(Unaudited)	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$126	$850	$976
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,378	17,279	19,657
Stock-based compensation	3,253	4,466	7,719
Noncash interest expense	49	2,958	3,007
Changes in assets and liabilities:
Accounts receivable	(11,548)	13,488	1,940
Prepaid expenses and other current assets	70	(461)	(391)
Other assets	7,584	(6,017)	1,567
Accounts payable and income taxes payable	2,612	(4,444)	(1,832)
Accrued liabilities and other	(16,679)	20,322	3,643

Net cash (used in) provided by operating activities	(12,155)	48,441	36,286

Cash flows from investing activities:
Changes in restricted cash	946	1,050	1,996
Expenditures for property and equipment	(490)	(587)	(1,077)
Acquisitions of businesses, portfolios and other intangibles	(287)	(524)	(811)
Payments related to businesses previously acquired	(3,000)	(11,500)	(14,500)

Net cash used in investing activities	(2,831)	(11,561)	(14,392)

Cash flows from financing activities:
Net repayments on line of credit	7,500	(100,000)	(92,500)
Proceeds received in exchange for ownership interest in Successor company	3,378	—	3,378
Repayments of debt and capital lease obligations	(1,303)	(28)	(1,331)
Proceeds from issuance of debt, net of finance costs	(120)	701,165	701,045
Cash paid to acquire common stock	(633,702)	—	(633,702)
Proceeds from issuance of common stock	—	382	382

Net cash (used in) provided by financing activities	(624,247)	601,519	(22,728)

Net (decrease) increase in cash	(639,233)	638,399	(834)
Cash and cash equivalents at beginning of period	639,422	1,023	1,023

Cash and cash equivalents at end of period	$189	$639,422	$189

.
(1) — Represents aggregate Successor and Predecessor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of the Predecessor and Successor results.
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IPMT Reports Second Quarter Results

August 21, 2006
iPayment, Inc.
Financial Highlights
(in thousands)
Combined Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
	Combined (1)	Predecessor	Combined (1)	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues	$189,162	$181,138	$360,063	$344,501

Interchange	109,735	106,031	207,848	203,452
Other costs of services	57,080	55,091	110,430	103,866
Selling, general and administrative (2)	11,122	4,676	15,742	8,200

Total operating expenses	177,937	165,798	334,020	315,518

Income from operations	11,225	15,340	26,043	28,983
Other expense:
Interest expense, net (3)	11,982	2,281	13,831	4,578
Other	7,806	496	8,685	577

(Loss) income before income taxes and minority interest	(8,563)	12,563	3,527	23,828
Income tax (benefit) provision	(1,552)	4,900	3,266	9,293
Minority interest in equity of consolidated subsidiaries	366	66	715	66

Net (loss) income	$(6,645)	$7,729	$976	$14,601

(1)	- Predecessor and Successor results are presented on a combined basis in this table for the three and six months ended June 30, 2006. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of the Predecessor and Successor results. See separate Predecessor and Successor results of operations on page 4 of this release.

(2)	- The three and six months ended June 30, 2006, include $255,000 and $834,000, respectively, of stock-based compensation due to the adoption of FAS 123R on January 1, 2006. Those periods also include $6,885,000 related to the accelerated amortization of deferred compensation and accelerated vesting of stock options as a result of the closing of the merger transaction on May 10, 2006.

(3)	- The three and six months ended June 30, 2006, include $2,536,000 of net capitalized debt issuance costs related to our previous credit facility which were recognized as interest expense as a result of the closing of the merger transaction on May 10, 2006.

Other Data:
Cash flows from:
Operating activities	$17,992	$19,765	$36,286	$34,283
Investing activities	$(4,916)	$(2,469)	$(14,392)	$(18,752)
Financing activities	$(13,097)	$(15,971)	$(22,728)	$(14,070)
EBITDA (4)	$13,739	$25,096	$37,730	$48,744
Adjusted EBITDA (4)	$28,685	$25,592	$54,134	$49,321
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IPMT Reports Second Quarter Results

August 21, 2006
iPayment, Inc.
Financial Highlights
(continued)
(4)	EBITDA is defined as net income (loss) before (i) depreciation and amortization, (ii) interest expense, and (iii) provision for income taxes (benefit). Adjusted EBITDA excludes certain additional items. We consider EBITDA and adjusted EBITDA to be important indicators of the performance of our business. We have included these non-GAAP financial measures because they provide management with important information for assessing our performance and as indicators of our ability to service or incur indebtedness, make capital expenditures and finance working capital requirements. EBITDA and adjusted EBITDA are not measures of financial performance under GAAP and should not be considered in isolation or as alternatives to cash flow from operating activities or as alternatives to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. Other companies in our industry may calculate EBITDA and adjusted EBITDA differently than we do and EBITDA and adjusted EBITDA may not be comparable with similarly titled measures reported by other companies. The reconciliation of net income (loss) under GAAP to EBITDA and adjusted EBITDA is as follows (dollars in thousands):

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Income	$(6,645)	$7,729	$976	$14,601
Interest expense, net	11,982	2,281	13,831	4,578
Income tax provision	(1,552)	4,900	3,266	9,293
Depreciation and amortization	9,954	10,186	19,657	20,272

EBITDA	13,739	25,096	37,730	48,744
Stock-based compensation (a)	7,140	—	7,719	—
Other expense (b)	7,806	496	8,685	577

Adjusted EBITDA	$28,685	$25,592	$54,134	$49,321

(a)	Represents compensation expense related to stock options granted to employees recognized due to the adoption of FAS 123R on January 1, 2006. and compensation expense related to the accelerated vesting of stock options and restricted stock recognized as a result of the closing of the merger transaction on May 10, 2006.

(b)	Represents certain expenses of the Company primarily related to the merger transaction which closed on May 10, 2006.
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IPMT Reports Second Quarter Results

August 21, 2006
iPayment, Inc.
Financial Highlights
(continued)
Combined Statements of Cash Flows

	Six months ended June 30,
	2006	2005
	Combined (1)	Predecessor
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$976	$14,601
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,657	20,272
Stock-based compensation	7,719	—
Noncash interest expense	3,007	495
Changes in assets and liabilities:
Accounts receivable	1,940	(3,399)
Prepaid expenses and other current assets	(391)	(2,668)
Other assets	1,567	(4,368)
Accounts payable and income taxes payable	(1,832)	5,718
Accrued liabilities and other	3,643	3,632

Net cash provided by operating activities	36,286	34,283

Cash flows from investing activities:
Changes in restricted cash	1,996	770
Expenditures for property and equipment	(1,077)	(810)
Acquisitions of businesses, portfolios and other intangibles	(811)	(18,712)
Payments related to businesses previously acquired	(14,500)	—

Net cash used in investing activities	(14,392)	(18,752)

Cash flows from financing activities:
Net repayments on line of credit	(92,500)	(16,000)
Proceeds received in exchange for ownership interest in Successor company	3,378	—
Repayments of debt and capital lease obligations	(1,331)	—
Proceeds from issuance of debt	701,045	—
Cash paid to acquire common stock	(633,702)	—
Proceeds from issuance of common stock	382	1,930

Net cash used in financing activities	(22,728)	(14,070)

Net (decrease) increase in cash	(834)	1,461
Cash and cash equivalents at beginning of period	1,023	888

Cash and cash equivalents at end of period	$189	$2,349

(1)	- Predecessor and Successor results are presented on a combined basis in this table for the six months ended June 30, 2006. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of the Predecessor and Successor results. See separate Predecessor and Successor cash flow information on page 6 of this release.
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